Exhibit 1.1

MAGELLAN MIDSTREAM HOLDINGS, L.P.

8,500,000 Common Units

Representing Limited Partner Interests

UNDERWRITING AGREEMENT

September 5, 2007

LEHMAN BROTHERS INC.

745 Seventh Avenue

New York, New York 10019

MORGAN STANLEY & CO. INCORPORATED

1585 Broadway

New York, New York 10036

Ladies and Gentlemen:

MGG Midstream Holdings, L.P., a Delaware limited partnership (the “Selling Unitholder”), proposes to sell an aggregate 8,500,000 common units (the “Units”) representing limited partner interests (the “Common Units”) in Magellan Midstream Holdings, L.P., a Delaware limited partnership (the “Partnership”), to Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”). Capitalized terms used but not defined herein shall have the same meanings given them in the Partnership Agreement (as defined herein).

This is to confirm the agreement among the Selling Unitholder, the Partnership, Magellan Midstream Holdings GP, LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner,” and collectively with the Partnership, the “Magellan Parties”), and the Underwriters concerning the purchase of the Units from the Selling Unitholder by the Underwriters.

The Magellan Parties and each of their subsidiaries (including Magellan GP, LLC, a Delaware limited liability company (“MMP GP”), Magellan Midstream Partners, L.P., a Delaware limited partnership (“MMP”), the Magellan Partnerships (as defined herein) and the Magellan Limited Liability Companies (as defined herein)) are collectively referred to in this Agreement as the “Magellan Entities.”

1. Representations, Warranties and Agreements of the Magellan Parties. The Magellan Parties, jointly and severally, represent, warrant and agree that:

(a) Effectiveness of Registration Statement. A registration statement on Form S-3 (File No. 333-141228) relating to the Units (i) has been prepared by the Partnership in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder; (ii) has been filed with the Commission under the Securities Act; and (iii) is effective under the Securities

Act. Copies of such registration statement and any amendments thereto have been delivered by the Partnership to the Underwriters. As used in this Agreement:

(i) “Applicable Time” means 8:30 a.m. (New York City time) on September 6, 2007;

(ii) “Base Prospectus” means that certain base prospectus relating to the offering of the Units included in the Registration Statement at the Applicable Time;

(iii) “Effective Date” means any date as of which any part of such registration statement relating to the Units became, or is deemed to have become, effective under the Securities Act in accordance with the Rules and Regulations;

(iv) “Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) prepared by or on behalf of the Partnership or used or referred to by the Partnership in connection with the offering of the Units by the Selling Unitholder;

(v) “Preliminary Prospectus” means any preliminary prospectus relating to the Units included in such registration statement or filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, including any preliminary prospectus supplement thereto relating to the Units;

(vi) “Pricing Disclosure Package” means, as of the Applicable Time, the Base Prospectus, as supplemented by the most recent Preliminary Prospectus, if any, together with the information included in Schedule 1 attached hereto and each Issuer Free Writing Prospectus filed by the Partnership on or before the Applicable Time, other than a road show that is an Issuer Free Writing Prospectus but is not required to be filed under Rule 433 of the Rules and Regulations;

(vii) “Prospectus” means the final prospectus relating to the Units, including the Base Prospectus and any prospectus supplement thereto relating to the Units, as filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations; and

(viii) “Registration Statement” means such registration statement, as amended as of the Effective Date, including the Base Prospectus or the Prospectus and all exhibits to such registration statement.

Any reference to the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-3 under the Securities Act. Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus, if any, included in the Registration Statement. Any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of any such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any periodic or current report of the Partnership filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Date that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of the Pricing Disclosure Package or the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding or examination for such purpose has been instituted or threatened by the Commission. The Commission has not notified the Partnership of any objection to the use of the form of the Registration Statement.

(b) Status. The Partnership was not at the time of initial filing of the Registration Statement and at the earliest time thereafter that the Partnership or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Rules and Regulations) of the Units, is not on the date hereof and will not be on the applicable Delivery Date an “ineligible issuer” (as defined in Rule 405 of the Rules and Regulations). The Partnership has been since the time of initial filing of the Registration Statement and continues to be eligible to use Form S-3 for the offering of the Units by the Selling Unitholder.

(c) Conformity to Securities Act. The Registration Statement conformed and will conform in all material respects on the Effective Date and on the Delivery Date, and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed with the Commission, to the requirements of the Securities Act and the Rules and Regulations. The Prospectus will conform in all material respects when filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations and on the Delivery Date to the requirements of the Securities Act and the Rules and Regulations. The documents incorporated by reference in the Registration Statement, the Pricing Disclosure Package or the Prospectus conformed or will conform, when filed with the Commission in all material respects, to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder.

(d) Misleading Statements – Registration Statement. The Registration Statement did not, as of the Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Partnership by or on behalf of the Underwriters specifically for inclusion therein, which information is specified in Section 10(f).

(e) Misleading Statements – Prospectus. The Prospectus will not, as of its date and on the Delivery Date, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Partnership by or on behalf of the Underwriters specifically for inclusion therein, which information is specified in Section 10(f).

(f) Misleading Statements – Documents Incorporated by Reference. The documents incorporated by reference in the Registration Statement, the Pricing Disclosure Package or the Prospectus did not, and any further documents filed and incorporated by reference therein will not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g) Misleading Statements – Pricing Disclosure Package. The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the price of the Units and disclosures directly relating thereto will be included in the Prospectus; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Partnership by or on behalf of the Underwriters specifically for inclusion therein, which information is specified in Section 10(f).

(h) Misleading Statements – Free Writing Prospectuses. Each Issuer Free Writing Prospectus (including, without limitation, any road show that is a free writing prospectus under Rule 433 of the Rules and Regulations), when considered together with the Pricing Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the price of the Units and disclosures directly relating thereto will be included in the Prospectus.

(i) Free Writing Prospectuses. Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations on the date of first use, and the Partnership has complied with all prospectus delivery requirements and any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Rules and Regulations. The Partnership has not made any offer relating to the Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Underwriters. The Partnership has retained in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Rules and Regulations. Each Issuer Free Writing Prospectus does not include any information that conflicts with the information contained in the Registration Statement, including any document incorporated therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified.

(j) Formation and Qualification of the Magellan Partnerships. Each of the Selling Unitholder, the Partnership and each of the other Magellan Entities that is a limited partnership (collectively, the “Magellan Partnerships”) has been duly formed and is validly existing in good standing as a limited partnership under the Delaware Revised Uniform Limited Partnership Act, as amended (the “Delaware LP Act”), has full partnership power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Pricing Disclosure Package and the Prospectus, and is duly registered or qualified to do business as a foreign limited partnership and is in good standing under the laws of each jurisdiction, with respect to each of the Magellan Partnerships, in which its ownership or lease of property or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify would not, individually or in the aggregate, (i) have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Magellan Entities, taken as a whole, whether or not arising from transactions in the ordinary course of business (“Material Adverse Effect”), or (ii) subject the limited partners of the Partnership to any material liability or disability. With respect to the Magellan Partnerships listed on Schedule 2 hereto, all of such jurisdictions are set forth opposite its name on such Schedule 2.

(k) Formation and Qualification of the Magellan Limited Liability Companies. Each of the General Partner and each of the other Magellan Entities that is a limited liability company (collectively, the “Magellan Limited Liability Companies”) has been duly formed and is validly existing in good standing as a limited liability company under the Delaware Limited Liability Company Act, as amended (the “Delaware LLC Act”), has full limited liability company power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Pricing Disclosure Package and the Prospectus, and, in the case of the General Partner, MMP GP, MPGP LLC, OLP GP and MNGL LLC, to act as the general partner of the Partnership, each of MMP and IDR LP, each of MPL LP and MPT LP, the Operating Partnership, and each of MTH LP, MAP LP, MAS LP and MPH LP, respectively (each as hereinafter defined). Each of the Magellan Limited Liability Companies is duly registered or qualified to do business as a foreign limited liability company and is in good standing in each jurisdiction, with respect to each of the Magellan Limited Liability Companies, in which its ownership or lease of property or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify would not, individually or in the aggregate, (i) have a Material Adverse Effect, or (ii) subject the limited partners of the Partnership to any material liability or disability. With respect to the Magellan Limited Liability Companies listed on Schedule 2 hereto, all of such jurisdictions are set forth opposite its name on such Schedule 2.

(l) Ownership of the General Partner. The Selling Unitholder owns 100% of the issued and outstanding membership interests in the General Partner; such membership interests have been duly and validly authorized and issued in accordance with the limited liability company agreement of the General Partner (the “GP LLC Agreement”), and the Selling Unitholder owns such membership interests free and clear of all liens, encumbrances, security interests, equities, charges or claims (collectively, “Liens”).

(m) Ownership of the General Partner Interest in the Partnership. The General Partner is the sole general partner of the Partnership and owns 8,834 General Partner Units (as defined in the Partnership Agreement) representing an approximate 0.01% general partner interest in the Partnership (the “GP Interest”); such GP Interest has been duly and validly authorized and issued in accordance with the Partnership Agreement, and the General Partner owns such GP Interest free and clear of all Liens.

(n) Ownership and Valid Issuance of the Units. The Selling Unitholder owns an aggregate 17,341,193 Common Units representing an approximate 27.7% limited partner interest in the Partnership. All of these Common Units, including the Units, and the limited partner interests represented thereby have been duly and validly authorized and issued by the Partnership in accordance with the Partnership Agreement, and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303(a) and 17-607 of the Delaware LP Act); and the Selling Unitholder owns these Common Units, including the Units, free and clear of all Liens. The Units being sold by the Selling Unitholder will be sold in compliance with federal and state securities laws.

(o) Listing of Units. The Units have been duly listed and admitted and authorized for trading, subject to official notice of issuance and evidence of satisfactory distribution on the New York Stock Exchange (“NYSE”); and any certificates issued for the Units will be issued in accordance with the Partnership Agreement.

(p) Ownership of MMP GP. The Partnership is the sole member of MMP GP with a 100% membership interest in MMP GP; such membership interest has been duly and validly authorized and issued in accordance with the limited liability company agreement of MMP GP (as amended and/or restated as of the date hereof, the “MMP GP LLC Agreement”) and is fully paid (to the extent required under the MMP GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Section 18-607 of the Delaware LLC Act); and the Partnership owns such membership interest free and clear of all Liens.

(q) Ownership of the General Partner Interest in MMP. MMP GP is the sole general partner of MMP with a 1.995% general partner interest in MMP; such general partner interest has been duly and validly authorized and issued in accordance with the agreement of limited partnership of MMP (as amended and/or restated as of the date hereof, the “MMP Partnership Agreement”); and MMP GP owns such general partner interest free and clear of all Liens.

(r) Ownership of IDR LLC and IDR LP. MMP GP owns 100% of the membership interest in Magellan IDR LP, LLC, a Delaware limited liability company (“IDR LLC”); such membership interest has been duly and validly authorized and issued in accordance with the limited liability agreement of IDR LLC (as amended and/or restated as of the date hereof, the “IDR LLC Agreement”); and MMP GP owns such membership interest free and clear of all Liens. MMP GP is the sole general partner of Magellan IDR, L.P., a Delaware limited partnership (“IDR LP”), with a 0.001% general partner interest in IDR LP; such general partner interest has been duly and validly authorized and issued in accordance with the limited partnership agreement of IDR LP (as amended and/or restated as of the date hereof, the “IDR LP Partnership Agreement”); and MMP GP owns such general partner interest free and clear of all Liens. IDR LLC is the sole limited partner of IDR LP with a 99.999% limited partner interest in IDR LP; such limited partner interest has been duly and validly authorized and issued in accordance with the IDR LP Partnership Agreement and is fully paid (to the extent required under the IDR LP Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303(a) and 17-607 of the Delaware LP Act); and IDR LLC owns such limited partner interest free and clear of all Liens.

(s) Valid Issuance and Ownership of the Incentive Distribution Rights. The Incentive Distribution Rights (as defined in the MMP Partnership Agreement) and the limited partner interests represented thereby have been duly and validly authorized and issued in accordance with the MMP Partnership Agreement, and are fully paid (to the extent required under the MMP Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303(a) and 17-607 of the Delaware LP Act); and IDR LP owns all of the Incentive Distribution Rights free and clear of all Liens.

(t) Ownership of Limited Partner Interests in MMP. As of the date hereof, the issued and outstanding limited partner interests of MMP consist of 66,546,297 common units representing limited partner interests in MMP and the Incentive Distribution Rights; and the outstanding MMP common units and the limited partner interests represented thereby have been duly and validly authorized and issued in accordance with the MMP Partnership Agreement and are fully paid (to the extent required under the MMP Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303(a) and 17-607 of the Delaware LP Act).

(u) Ownership of OLP GP. MMP is the sole member of Magellan Operating GP, LLC, a Delaware limited liability company (“OLP GP”), with a 100% membership interest in OLP GP; such membership interest has been duly and validly authorized and issued in accordance with the limited liability company agreement of OLP GP (as the same may be amended and/or restated as of the date hereof, the “OLP GP LLC Agreement”), and is fully paid (to the extent required under the OLP GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act); and MMP owns such membership interest free and clear of all Liens.

(v) Ownership of MPGP LLC. MMP is the sole member of Magellan Pipeline GP, LLC, a Delaware limited liability company (“MPGP LLC”), with a 100% membership interest in MPGP LLC; such membership interest has been duly and validly authorized and issued in accordance with the limited liability company agreement of MPGP LLC (as the same may be amended and/or restated as of the date hereof, the “MPGP LLC Agreement”), and is fully paid (to the extent required under the MPGP LLC Agreement) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act); and MMP owns such membership interest free and clear of all Liens.

(w) Ownership of the Operating Partnership. (i) OLP GP is the sole general partner of Magellan OLP, L.P., a Delaware limited partnership (the “Operating Partnership”), with a 0.001% general partner interest in the Operating Partnership; such general partner interest has been duly and validly authorized and issued in accordance with the agreement of limited partnership of the Operating Partnership (as amended and/or restated as of the date hereof, the “Operating Partnership Agreement”); and OLP GP owns such general partner interest free and clear of all Liens; and (ii) MMP is the sole limited partner of the Operating Partnership with a 99.999% limited partner interest in the Operating Partnership; such limited partner interest has been duly and validly authorized and issued in accordance with the Operating Partnership Agreement and is fully paid (to the extent required under the Operating Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303(a) and 17-607 of the Delaware LP Act); and MMP owns such limited partner interest free and clear of all Liens.

(x) Ownership of Magellan MNGL LLC. The Operating Partnership is the sole member of Magellan NGL, LLC, a Delaware limited liability company (“MNGL LLC”), with a 100% membership interest in MNGL LLC; such membership interest has been duly and validly authorized and issued in accordance with the limited liability company agreement of MNGL LLC (as the same may be amended and/or restated as of the date hereof, the “MNGL LLC Agreement”) and is fully paid (to the extent required under the MNGL LLC Agreement) and is nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act); and the Operating Partnership owns such membership interest free and clear of all Liens.

(y) Ownership of MTH LP, MAS LP, MAP LP and MPH LP.

(i) MNGL LLC is the sole general partner of each of Magellan Terminals Holdings, L.P. (“MTH LP”), Magellan Asset Services, L.P. (“MAS LP”), Magellan Ammonia Pipeline, L.P. (“MAP LP”) and Magellan Pipelines Holdings L.P. (“MPH LP”), each a Delaware limited partnership, with a 0.001% general partner interest in each of MTH LP, MAS LP, MAP LP and MPH LP; each such general partner interest has been duly and validly authorized and issued in accordance with the agreements of limited partnership of MTH LP, MAS LP, MAP LP and MPH LP, as applicable (as such may be amended and restated as of the date hereof, the “MTH LP Partnership Agreement”, the “MAS LP Partnership Agreement”, the “MAP LP Partnership Agreement” and the “MPH LP Partnership Agreement”, respectively); and MNGL LLC owns each such general partner interest free and clear of all Liens.

(ii) The Operating Partnership is the sole limited partner of each of MTH LP, MAS LP, MAP LP and MPH LP with a 99.999% limited partner interest in each of MTH LP, MAS LP, MAP LP and MPH LP; each such limited partner interest has been duly and validly authorized and issued in accordance with the MTH LP Partnership Agreement, the MAS LP Partnership Agreement, the MAP LP Partnership Agreement and the MPH LP Partnership Agreement, as applicable, and is fully paid (to the extent required under the MTH LP Partnership Agreement, the MAS LP Partnership Agreement, the MAP LP Partnership Agreement and the MPH LP Partnership Agreement, as applicable) and nonassessable (except as such nonassessability may be affected by Sections 17-303(a) and 17-607 of the Delaware LP Act); and the Operating Partnership owns each such limited partner interest free and clear of all Liens.

(z) Ownership of MPL LP and MPT LP.

(i) MPGP LLC is the sole general partner of each of Magellan Pipeline Company, L.P. and Magellan Pipeline Terminals, L.P., each a Delaware limited partnership (“MPL LP” and “MPT LP,” respectively), with a 0.001% general partner interest in MPL LP and MPT LP, respectively; each such general partner interest has been duly and validly authorized and issued in accordance with the agreements of limited partnership of MPL LP and MPT LP, as applicable (as the same may be amended and/or restated as of the date hereof, the “MPL LP Partnership Agreement” and “MPT Partnership Agreement,” respectively); and MPGP LLC owns each such general partner interest free and clear of all Liens.

(ii) MMP is the sole limited partner of each of MPL LP and MPT LP with a 99.999% limited partner interest in MPL LP and MPT LP, respectively; each such limited partner interest has been duly and validly authorized and issued in accordance with the MPL LP Partnership Agreement and the MPT Partnership Agreement, respectively and is fully paid (to the extent required under the MPL LP Partnership Agreement and the MPT Partnership Agreement, respectively) and nonassessable (except as such nonassessability may be affected by Sections 17-303(a) and 17-607 of the Delaware LP Act); and the Partnership owns each such limited partner interest free and clear of all Liens.

(aa) Subsidiaries. None of the Magellan Entities, other than the Operating Partnership, MPL LP, MTH LP and MPT LP, is a “significant subsidiary” of the Partnership as such term is defined in Rule 1-02 of Regulation S-X.

(bb) Capitalization. As of the date hereof, the issued and outstanding limited partner interests of the Partnership consist of 62,646,551 Common Units. All of such outstanding Common Units and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Sections 17-303(a) and 17-607 of the Delaware LP Act).

(cc) No Preemptive Rights, Registration Rights or Options. Except for any such rights that have been effectively complied with or waived, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any partnership or membership interests or any shares of capital stock of any of the Magellan Entities, in each case, pursuant to the organizational documents or any agreement or other instrument to which any of the Magellan Entities is a party or by which any of them is bound. Neither (i) the filing of the Registration Statement or (ii) the offering, issuance or sale of the Units as contemplated by this Agreement, gives rise to any rights for or relating to the registration of any Common Units or other securities of any of the Magellan Entities, except for any such rights that have been effectively complied with or waived. Except for options granted pursuant to employee benefits plans, qualified unit option plans or other employee compensation plans, there are no outstanding options or warrants to purchase any partnership or membership interests or capital stock in any of the Magellan Entities.

(dd) Intentionally omitted.

(ee) Authority. Each of the Magellan Parties has all requisite power and authority to execute and deliver this Agreement and perform its respective obligations hereunder. All actions required to be taken by the Magellan Parties and any of their securityholders, partners or members for (i) the due and proper authorization, execution and delivery of this Agreement and (ii) the consummation of the transactions contemplated by this Agreement has been validly taken.

(ff) Authorization of the Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by each of the Partnership and the General Partner.

(gg) Authorization and Enforceability of Other Agreements.

(i) the Partnership Agreement has been duly authorized, executed and delivered and is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms;

(ii) the GP LLC Agreement has been duly authorized, executed and delivered and is a valid and legally binding agreement of the Selling Unitholder, enforceable against the Selling Unitholder in accordance with its terms;

(iii) the MMP GP LLC Agreement has been duly authorized, executed and delivered by the Partnership as the sole member of MMP GP, and is a valid and legally binding agreement of the Partnership, enforceable against the Partnership in accordance with its terms;

(iv) the MMP Partnership Agreement has been duly authorized, executed and delivered by MMP GP and is a valid and legally binding agreement of MMP GP, enforceable against MMP GP in accordance with its terms;

(v) the OLP GP LLC Agreement has been duly authorized, executed and delivered by MMP as the sole member of OLP GP, and is a valid and legally binding agreement of MMP, enforceable against MMP in accordance with its terms;

(vi) the Operating Partnership Agreement has been duly authorized, executed and delivered by each of OLP GP and MMP and is a valid and legally binding agreement of each of OLP GP and MMP, enforceable against each of OLP GP and MMP in accordance with its terms;

(vii) the MPGP LLC Agreement has been duly authorized, executed and delivered by MMP and is a valid and legally binding agreement of MMP, enforceable against MMP in accordance with its terms; and

(viii) the MPL LP Partnership Agreement has been duly authorized, executed and delivered by MPGP LLC and MMP and is a valid and legally binding agreement of each of MPGP LLC and MMP, enforceable against each of MPGP LLC and MMP in accordance with its terms; except, with respect to each agreement described in clauses (i), (ii), (iii), (iv), (vi), (vii) and (viii) as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(hh) No Conflicts or Violations. None of the (i) offering and sale of the Units by the Selling Unitholder, (ii) the execution, delivery and performance of this Agreement by the Magellan Parties, and (iii) the consummation of any other transactions contemplated by this Agreement or the fulfillment of the terms hereof or thereof, conflicts or will conflict with, result in a breach or violation of, or a default (or an event that, with notice or lapse of time or both, would constitute such a default) under, or imposition of any Lien upon any property or assets of the Magellan Entities pursuant to (i) the certificate of limited partnership or agreement of limited partnership, certificate of formation or limited liability company agreement, or other organizational documents of any of the Magellan Entities, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which any of the Magellan Entities is a party or by which any of them are bound or to which any of their respective properties is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to any of the Magellan Entities of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over any of the Magellan Entities or any of their properties or assets, except, in the case of clauses (ii) and (iii), for such conflicts, breaches, violations, defaults or Liens as would not, individually or in the aggregate, have a Material Adverse Effect, would not affect the validity of the Units, or would not materially impair the ability of any of the Magellan Parties to perform their obligations under this Agreement.

(ii) No Consents Regarding the Offering. No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with (i) the offering and sale by the Selling Unitholder of the Units, (ii) the execution, delivery and performance of this Agreement by the Magellan Parties, or (iii) the consummation of the transactions contemplated by this Agreement, except for (A) such consents that have been obtained or will be obtained prior to the Delivery Date and (B) such consents that may be required under the Securities Act, the Exchange Act and the Blue Sky laws of any jurisdiction in connection with the purchase and distribution of the Units by the Underwriters in the manner contemplated herein and in the Prospectus and (C) such consents that, if not obtained, would not, individually or in the aggregate, have a Material Adverse Effect or would not materially impair the ability of any of the Magellan Parties to perform their obligations under this Agreement.

(jj) No Default. None of the Magellan Entities (i) is in violation of any provision of its certificate of limited partnership or agreement of limited partnership, certificate of formation or limited liability company agreement, or other organizational documents, (ii) is in breach, default (and no event that, with notice or lapse of time or both, would constitute such a default has occurred or is continuing) or violation in the performance of any obligation, agreement or condition contained in any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) is in violation of any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over such Magellan Entity or any of its properties or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in the case of clauses (ii) and (iii), as would not have a Material Adverse Effect or could materially impair the ability of any of the Magellan Parties to perform their obligations under this Agreement.

(kk) Independent Public Accountants. Ernst & Young LLP, who have certified certain financial statements of the General Partner and of the Partnership and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules contained or incorporated by reference in the Registration Statement and the Pricing Disclosure Package, are independent registered public accountants with respect to the Partnership, the General Partner, MMP and MMP GP, within the meaning of the Securities Act and the applicable rules and regulations thereunder adopted by the Commission and the Public Company Accounting Oversight Board (the “PCAOB”).

(ll) Adequacy of Financial Statements. The consolidated historical financial statements (including the related notes and schedules) of the Partnership and its consolidated subsidiaries contained or incorporated by reference in the Registration Statement and the Pricing Disclosure Package present fairly in all material respects the financial condition, results of operations and cash flows of the entities purported to be shown thereby as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Securities Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein).

(mm) Absence of Certain Changes. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto), subsequent to the respective dates as of which such information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto), (i) none of the Magellan Entities has incurred any liability or obligation, indirect, direct or contingent, or entered into any transactions, not in the ordinary course of business, that, individually or in the aggregate, is material to the Magellan Entities, taken as a whole, and (ii) there has not been any material change in the capitalization or material increase in the long-term debt of any of the Magellan Entities, or any dividend or distribution of any kind declared, paid or made by the Partnership or MMP on any class of their partnership interests.

(nn) Conformity to Description of the Units. The Units conform in all material respects to the descriptions thereof contained in the Registration Statement and the Pricing Disclosure Package.

(oo) No Omitted Descriptions; Legal Descriptions. There is no legal or governmental proceeding pending or, to the knowledge of the Magellan Parties, threatened or contemplated, against any of the Magellan Entities, or to which any of the Magellan Entities is a party, or to which any of their respective properties or assets is subject, that is required to be described in the Registration Statement, the Pricing Disclosure Package or Prospectus, which are not described as required, and there is no franchise, contract, or other document of a character required to be described in the Registration Statement, the Pricing Disclosure Package or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required. The statements included in or incorporated by reference into the Registration Statement, the Pricing Disclosure Package and the Prospectus under the headings “Description of the Common Units,” “How We Make Cash Distributions,” “Material Provisions of the Partnership Agreement of Magellan Midstream Holdings, L.P.,” and “Material Provisions of the Partnership Agreement of Magellan Midstream Partners, L.P.,” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings; and the discussions under the headings “Material Tax Consequences” and “Tax Considerations” in the Registration Statement, Pricing Disclosure Package and Prospectus, to the extent they relate to matters of United States federal income tax law, are accurate in all material respects.

(pp) Title to Properties. Each of the Magellan Entities has good and indefeasible title to all real property and good title to all personal property owned by them, in each case free and clear of all Liens and other defects, except (i) such as are described in the Pricing Disclosure Package and the Prospectus (exclusive of any supplement thereto) or (ii) such as do not materially affect the value of such property taken as a whole and do not materially interfere with the use made and proposed to be made of such property taken as a whole as described in the Pricing Disclosure Package and the Prospectus (exclusive of any supplement thereto); provided that, with respect to title to pipeline rights-of-way, the Magellan Parties represent only that no Magellan Entity has received any actual notice or claim from any owner of land upon which its pipeline is located that any of such entities, as applicable, does not have sufficient title to enable it to use and occupy the pipeline rights-of-way as they are used and occupied as described in the Pricing Disclosure Package and the Prospectus (exclusive of any supplement thereto) and which constitute valid claims or which have not been satisfied by the applicable parties that will have, individually or in the aggregate, a Material Adverse Effect. All assets held under lease or license by the Magellan Entities are held under valid, subsisting and enforceable leases or licenses, with such exceptions (i) as are not material and do not interfere with the use made and proposed to be made of such assets as they have been used as described in the Pricing Disclosure Package and the Prospectus (exclusive of any supplement thereto) or (ii) that would not have, individually or in the aggregate, a Material Adverse Effect.

(qq) Permits. Each of the Magellan Entities possesses all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses and none of the Magellan Entities has received any notice of proceedings relating to the revocation or modification of any such license, certificate, authorization or permit which, if the subject of an unfavorable decision, ruling or finding, would have, individually or in the aggregate, a Material Adverse Effect, except as set forth in or contemplated in the Pricing Disclosure Package and the Prospectus (exclusive of any supplement thereto).

(rr) Books and Records; Accounting Controls. The Magellan Entities (i) make and keep books, records and accounts that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets, and (ii) maintain a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. generally accepted accounting principles and to maintain asset accountability; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(ss) Related Party Transactions. No relationship, direct or indirect, exists between or among any of the Magellan Entities on the one hand, and the directors, officers, partners, security holders, customers or suppliers of the Magellan Entities on the other hand, which is required to be described in the Pricing Disclosure Package and the Prospectus and which is not so described.

(tt) Absence of Conflict of Interest. Except as disclosed in the Registration Statement, the Pricing Disclosure Package or the Prospectus, none of the Magellan Entities (i) has any material lending or other relationship with any bank or lending affiliate of the Underwriters and (ii) intends to use any of the proceeds from the sale of the Units hereunder to repay any outstanding debt owed to any affiliate of the Underwriters.

(uu) Environmental Compliance. The Magellan Entities are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received notice of any actual or potential liability under any environmental law, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect, except as set forth in or contemplated in the Pricing Disclosure Package and the Prospectus (exclusive of any supplement thereto). Except as set forth in MMP’s filings with the Commission or the Pricing Disclosure Package and the Prospectus, none of the Magellan Entities has been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

(vv) Effect of Environmental Laws. In the ordinary course of its business, the Magellan Parties periodically review the effect of Environmental Laws on the business, operations and properties of the Magellan Entities, in the course of which they identify and evaluate associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Magellan Parties have reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, have a Material Adverse Effect, except as set forth in or contemplated in the Pricing Disclosure Package and the Prospectus (exclusive of any supplement thereto).

(ww) Insurance. Each of the Magellan Entities carries, or is covered by, insurance in such amounts and covering such risks as is adequate for the conduct of its business and the value of their respective properties and as is customary for businesses engaged in similar businesses in similar industries, and none of the Magellan Entities has received notice of cancellation or non-renewal of such insurance.

(xx) Litigation. No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any of the Magellan Entities or their property is pending or, to the best knowledge of the Magellan Parties, threatened that (i) could reasonably be expected to have, individually or in the aggregate, a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, except as set forth in or contemplated in the Pricing Disclosure Package and the Prospectus (exclusive of any supplement thereto).

(yy) No Labor Disputes. No labor problem or dispute with the employees of any of the Magellan Entities exists or, to the knowledge of the Magellan Parties, is threatened or imminent, and the Magellan Parties are not aware of any existing or imminent labor disturbance by the employees of any of the Magellan Entities’ principal suppliers, contractors or customers, that could have, individually or in the aggregate, a

Material Adverse Effect, except as set forth in or contemplated in the Pricing Disclosure Package and the Prospectus (exclusive of any supplement thereto).

(zz) Intellectual Property. Each of the Magellan Entities owns or possesses adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of its business and none of the Magellan Entities is aware of any claim to the contrary or any challenge by any other person to the rights of any of the Magellan Entities with respect to the foregoing.

(aaa) Investment Company. None of the Magellan Parties is or, after giving effect to the offering and sale of the Units pursuant to this Agreement, will be an “investment company” or a company “controlled by” an “investment company” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(bbb) Absence of Certain Actions. To our knowledge, no action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the sale of the Units by the Selling Unitholder in any jurisdiction; no injunction, restraining order or order of any nature by any federal or state court of competent jurisdiction has been issued with respect to any of the Magellan Parties which would prevent or suspend the sale of the Units or the use of the Pricing Disclosure Package in any jurisdiction; no action, suit or proceeding is pending against or, to the knowledge of the Magellan Parties, threatened against or affecting any of the Magellan Parties before any court or arbitrator or any governmental agency, body or official, domestic or foreign, which could reasonably be expected to interfere with or adversely affect the sale of the Units by the Selling Unitholder or in any manner draw into question the validity or enforceability of this Agreement or any action taken or to be taken pursuant hereto; and the Partnership has complied with any and all requests by any securities authority in any jurisdiction for additional information to be included in the Pricing Disclosure Package.

(ccc) Other Sales; No Stabilizing Transactions. The Partnership has not sold or issued any Common Units during the six-month period preceding the date of the Prospectus other than (i) Common Units issued pursuant to the Partnership’s employee benefit plans, qualified options plans or other employee compensation plans and (ii) Common Units issued pursuant to outstanding options, rights or warrants described in the Pricing Disclosure Package. None of the Magellan Parties or any of their affiliates has taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Units.

(ddd) No Prohibition on Dividends or Distribution. None of the Magellan Entities is currently prohibited, directly or indirectly, from (i) paying any dividends to the Partnership or MMP, (ii) making any other distribution on such entity’s capital stock or partnership or limited liability company interests, (iii) repaying to the Partnership or

MMP any loans or advances to such entity or (iv) transferring any of such entity’s property or assets to the Partnership or any other Magellan Entity, except as described in or contemplated by the Pricing Disclosure Package.

(eee) Statistical Data. The statistical and market-related data included in the Pricing Disclosure Package and the Registration Statement are based on or derived from sources which the Magellan Parties believe to be reliable and accurate.

(fff) Sarbanes Oxley Act. There is and has been no failure on the part of the Partnership or any of the directors or officers of the General Partner and MMP GP, respectively, in their capacities as such, to comply with any provision of the Sarbanes Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(ggg) Adequacy of Internal Controls. Each of the Magellan Entities has established and maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act) and “internal control over financial reporting” (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Magellan Entities is made known to the General Partner’s principal executive officer and its principal financial officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Magellan Entities’ independent auditors and the Audit Committee of the Board of Directors of the General Partner have been advised of: (i) all significant deficiencies, if any, in the design or operation of internal controls which could adversely affect the Magellan Entities’ ability to record, process, summarize and report financial data; and (ii) all fraud, if any, whether or not material, that involves management or other employees who have a role in the Magellan Entities’ internal controls; all material weaknesses, if any, in internal controls have been identified to the Magellan Entities’ independent auditors; since the date of the most recent evaluation of such disclosure controls and procedures and internal controls, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses; the principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the General Partner have made all certifications required by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the Commission, and the statements contained in each such certification are complete and correct; the Magellan Entities and the General Partner’s directors and officers are each in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission and the New York Stock Exchange promulgated thereunder.

(hhh) Absence of Material Weakness. The Magellan Entities are not aware of any material weaknesses in their internal control over financial reporting.

(iii) Intentionally omitted.

(jjj) Tax Matters. Each of the Magellan Entities has filed all foreign, federal, state and local tax returns that are required to be filed or have requested extensions thereof (except in any case in which the failure so to file would not have, individually or in the aggregate, a Material Adverse Effect, except as set forth in or contemplated in the Pricing Disclosure Package and have paid all taxes required to be paid by them and any other assessment, fine or penalty levied against them, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have, individually or in the aggregate, a Material Adverse Effect, except as set forth in or contemplated in the Pricing Disclosure Package.

(kkk) Intentionally omitted.

(lll) Lock-Up Agreements. The Partnership has obtained for the benefit of the Underwriters the agreement, in the form set forth as Annex I attached hereto (the “Lock-Up Agreements”), of each of the Partnership’s significant unitholders and the General Partner’s non-independent directors and officers as set forth on Schedule 4 attached hereto; and the Partnership will not release or purport to release any person from any Lock-Up Agreement without the prior written consent of the Underwriters.

Any certificate signed by any officer on behalf of any of the Magellan Parties and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Units shall be deemed a representation and warranty by such entity, as to matters covered thereby, to the Underwriters.

2. Representations, Warranties and Agreements of the Selling Unitholder. The Selling Unitholder represents, warrants and agrees that:

(a) Neither the Selling Unitholder nor any person acting on behalf of the Selling Unitholder (other than, if applicable, the Partnership and the Underwriters) has used or referred to any “free writing prospectus” (as defined in Rule 405), relating to the Units.

(b) The Selling Unitholder has, and immediately prior to the Delivery Date, the Selling Unitholder will have, good and valid title to the Units on the Delivery Date, free and clear of all liens, encumbrances, equities or claims.

(c) The Units to be sold by the Selling Unitholder hereunder are subject to the interest of the Underwriters, and the obligations of the Selling Unitholder hereunder shall not be terminated by any act of the Selling Unitholder, by operation of law or the occurrence of any other event.

(d) Upon delivery of the Units to be sold by the Selling Unitholder and payment therefor pursuant hereto (i) the Underwriters shall be a “protected purchaser” of the Units within the meaning of Section 8-303 of the UCC, (ii) under Section 8-501 of the UCC, the Underwriters will acquire good and valid title and a valid security entitlement in respect of the Units and (iii) no action based on any “adverse claim,” within the meaning of Section 8-102 of the UCC, to such Units may be asserted against the Underwriters with respect to such security entitlement.

(e) The Selling Unitholder has all requisite right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder. All action required to be taken by the Selling Unitholder or any of its members for (i) the due and proper authorization, execution and delivery of this Agreement and (ii) the consummation of the transactions contemplated hereby has been duly and validly taken.

(f) This Agreement has been duly and validly authorized, executed and delivered by the Selling Unitholder.

(g) None of the (i) offering and sale by the Selling Unitholder of the Units, (ii) the execution, delivery and performance of this Agreement by the Selling Unitholder, and (iii) consummation of the transactions contemplated hereby (A) conflicts or will conflict with or constitutes or will constitute a violation of the certificate of limited partnership or partnership agreement, or other organizational or governing documents of the Selling Unitholder, (B) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default (or an event that, with notice or lapse of time or both, would constitute such a default) under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Selling Unitholder is a party or by which it or any of its assets or properties may be bound, (C) violates or will violate any statute, law or regulation or any order, judgment, decree or injunction of any court, arbitrator or governmental agency or body having jurisdiction over the Selling Unitholder or any of its properties or assets, or (D) results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Selling Unitholder, except, in the case of clauses (B) or (C), for such conflicts, breaches, violations, defaults or Liens as would not, individually or in the aggregate, have a Material Adverse Effect, would not affect the validity of the Units, or would not materially impair the ability of the Selling Unitholder to perform its obligations under this Agreement.

(h) No consent, approval, authorization or order of, or any filing or registration with, any court, governmental agency or body having jurisdiction over the Selling Unitholder or any of its properties or assets is required in connection with (i) the offering and sale by the Selling Unitholder of the Units, (ii) the execution, delivery and performance of this Agreement by the Selling Unitholder or (iii) the consummation by the Selling Unitholder of the transactions contemplated by this Agreement, except for (A) such consents required under the Securities Act, the Exchange Act and state securities or Blue Sky laws in connection with the purchase and distribution of the Units by the Underwriters and (B) such consents that have been, or prior to the Delivery Date will be, obtained and (C) such consents that, if not obtained, would not, individually or in the aggregate, have a Material Adverse Effect or would not materially impair the ability of the Selling Unitholder to perform its obligations under this Agreement.

(i) The Selling Unitholder has no reason to believe that the representations and warranties of the Magellan Parties contained in Section 1 hereof are not materially true and correct, is familiar with the Registration Statement, the Prospectus and the Pricing Disclosure Package (as amended or supplemented) and has no knowledge of any material fact, condition or information not disclosed (i) in the Registration Statement, as of the Effective Date, (ii) in the Prospectus, as of its date and on the Delivery Date, or (iii) in the Pricing Disclosure Package, as of the Applicable Time, that, in each case, could reasonably be expected to have a Material Adverse Effect.

(j) The Selling Unitholder is not prompted to sell the Units by any information concerning the Magellan Parties that is not set forth in the Pricing Disclosure Package or any documents incorporated by reference therein.

(k) Except as publicly disclosed, the Selling Unitholder has not taken and will not take, directly or indirectly, any action that is designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Units.

(l) The information provided by the Selling Unitholder to the Magellan Parties specifically for inclusion in the Prospectus or the Pricing Disclosure Package is true, correct and complete in all material respects.

(m) The sale of the Units by the Selling Unitholder does not violate any of the Partnership’s internal policies regarding the sale of securities by its affiliates.

Any certificate signed by the Selling Unitholder and delivered to the Underwriters or counsel for the Underwriters in connection with the Offering of the Units shall be deemed a representation and warranty by the Selling Unitholder, as to matters covered thereby, to the Underwriters.

3. Purchase of the Units by the Underwriters. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Selling Unitholder agrees to sell to each of the Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Selling Unitholder, at a price of $26.61 per Unit, the number of Units set forth opposite such Underwriter’s name on Schedule A hereto.

The Selling Unitholder shall not be obligated to deliver any of the Units to be delivered on the Delivery Date, except upon payment for all such Units to be purchased on the Delivery Date as provided herein.

4. Offering of Units by the Underwriters. The Underwriters propose to offer the Units for sale upon the terms and conditions to be set forth in the Pricing Disclosure Package.

5. Delivery of and Payment for the Units. Delivery of and payment for the Units shall be made at the office of Andrews Kurth LLP, Houston, Texas, at 10:00 A.M., New York City time, on the third full business day following the date of this Agreement or at such other date, time or place as shall be determined by agreement between the Underwriters and the Selling Unitholder. This date and time are sometimes referred to as the “Delivery Date.”

Delivery of the Units shall be made to the Underwriters for the account of the Underwriters against payment by the Underwriters of the aggregate purchase price of the Units being sold by the Selling Unitholder to or upon the order of the Selling Unitholder by wire transfer in immediately available funds to the account specified by the Selling Unitholder. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of the Underwriters hereunder. Upon delivery, the Selling Unitholder shall instruct the transfer agent to register the Units in such names and in such denominations as the Underwriters shall request in writing not less than two full business days prior to the Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the Units, the Selling Unitholder shall make the certificates representing the Units available for inspection by the Underwriters not later than 5:00 P.M., New York City time, on the business day prior to the Delivery Date.

6. Further Agreements.

(a) The General Partner and the Partnership agree with the Underwriters and the Selling Unitholder:

(i) To prepare the Prospectus in a form approved by the Underwriters and to file such Prospectus pursuant to Rule 424(b) of the Rules and Regulations not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or the Prospectus except as permitted herein; to advise the Underwriters, promptly after it receives notice thereof, of the time when any amendment or supplement to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amendment to the Prospectus has been filed and to furnish the Underwriters with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Partnership with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Units; to advise the Underwriters, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Units for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding or examination for any such purpose, of any notice from the Commission objecting to the use of the form of the Registration Statement or any post-effective amendment thereto or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

(ii) To pay the applicable Commission filing fees relating to the Units within the time required by Rule 456(b)(1) of the Rules and Regulations without regard to the proviso therein;

(iii) To furnish promptly to the Underwriters and to counsel for the Underwriters a conformed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

(iv) To deliver promptly to the Underwriters such number of the following documents as the Underwriters shall reasonably request if such document is not otherwise available on EDGAR (other than the Prospectus and any amended or supplemented Prospectus): (A) the Prospectus and any amended or supplemented Prospectus, (B) each Issuer Free Writing Prospectus and (C) any document incorporated by reference in the Registration Statement or the Prospectus; and, if the delivery of a prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Rules and Regulations) is required at any time after the date hereof in connection with the offering or sale of the Units and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act or a request from the Commission, to notify the Underwriters and, upon its request, to file such document that will correct such statement or omission or effect such compliance and to prepare and furnish without charge to the Underwriters and to any dealer in securities as many copies as the Underwriters may from time to time reasonably request of such amended or supplemented Prospectus;

(v) To file promptly with the Commission any amendment or supplement to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Partnership or the Underwriters, be required by the Securities Act or the Exchange Act or requested by the Commission;

(vi) Prior to filing with the Commission any amendment or supplement to the Registration Statement or the Prospectus, or any document incorporated by reference in the Prospectus or any amendment to any document incorporated by reference in the Prospectus, to furnish a copy thereof to the Underwriters and counsel for the Underwriters and obtain the consent of the Underwriters to the filing;

(vii) Not to make any offer relating to the Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Underwriters.

(viii) To retain in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses not required to be filed pursuant to the Rules and Regulations; and if at any time after the date hereof, any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the Pricing Disclosure Package or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify the Underwriters and, upon their request, to file such document and to prepare and furnish without charge to the Underwriters as many copies as the Underwriters may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance;

(ix) As soon as practicable after the Delivery Date, to make generally available to the Partnership’s security holders and to deliver to the Underwriters an earnings statement of the Partnership and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations;

(x) For a period of two years following the date hereof, to furnish to the Underwriters copies of all materials furnished by the Partnership to its security holders and all reports and financial statements furnished by the Partnership to the principal national securities exchange upon which the Units may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder, in each case to the extent that such materials, reports and financial statements are not publicly filed with the Commission;

(xi) Promptly from time to time to take such actions as the Underwriters may reasonably request to qualify the Units for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriters may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary for the resale of the Units; provided that in connection therewith the Partnership shall not be required to (i) qualify as a foreign entity in any jurisdiction in which it would not otherwise be required to so qualify, (ii) file a general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be subject;

(xii) To take such steps as shall be necessary to ensure that no Magellan Entity shall become an “investment company” as defined in the Investment Company Act;

(xiii) For a period commencing on the date hereof and ending on the 60th day after the date of the Prospectus (the “Lock-Up Period”), not to, directly or indirectly, without the prior written consent of the Underwriters: (A) offer for sale, sell, pledge, transfer or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any individual or entity at any time in the future of) any Common Units or securities convertible into or exchangeable or exercisable for Common Units; (B) sell or grant any options, rights or warrants with respect to any Common Units or securities convertible into or exchangeable or exercisable for Common Units (other than the grant of options pursuant to option plans existing on the date hereof); (C) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of any Common Units, whether any such transaction described in clause (A), (B) or (C) above is to be settled by delivery of Common Units or other securities, in cash or otherwise; (D) file or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any equity securities or any securities convertible into or exchangeable or exercisable for equity securities of the Partnership; or (E) publicly disclose the intention to do any of the foregoing. The foregoing sentence shall not apply to (i) the issuance by the Partnership of Common Units to sellers of assets or entities in connection with acquisitions by the Partnership, provided that the Underwriters shall have received similar lock-up agreements from such sellers and (ii) the issuance by the Partnership of Common Units to the Partnership’s participants under the Partnership’s Long-Term Incentive Plan.

Notwithstanding the foregoing paragraph, if (X) during the last 17 days of the Lock-Up Period, the Partnership issues an earnings release or material news or a material event relating to the Partnership occurs or (Y) prior to the expiration of the Lock-Up Period, the Partnership announces that it will release earnings results during the 16-day period beginning on the last day of the Lock Up Period, then the restrictions imposed in the foregoing paragraph shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release, the announcement of the material news or the occurrence of the material event, unless the Underwriters waive such extension in writing.

(b) Each Underwriter agrees that it shall not include any “issuer information” (as defined in Rule 433 of the Rules and Regulations) in any “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) used or referred to by the Underwriters without the prior consent of the Partnership (any such issuer information with respect to whose use the Partnership has given its consent, “Permitted Issuer Information”); provided that (i) no such consent shall be required with respect to any such issuer information contained in any document filed by the Partnership with the Commission prior to the use of such free writing prospectus and (ii) “issuer information,” as used in this Section 6(b), shall not be deemed to include information prepared by or on behalf of the Underwriters on the basis of or derived from issuer information.

7. Further Agreements of the Selling Unitholder. The Selling Unitholder covenants and agrees with the Underwriters and the Magellan Parties:

(a) That the Units are subject to the interest of the Underwriters and that the obligations of the Selling Unitholder hereunder shall not be terminated by any act of the Selling Unitholder, by operation of law or the occurrence of any other event.

(b) Neither the Selling Unitholder nor any person acting on behalf of the Selling Unitholder (other than, if applicable, the Partnership and the Underwriters) shall use or refer to any “free writing prospectus” (as defined in Rule 405), relating to the Units;

(c) To deliver to the Underwriters prior to the Delivery Date a properly completed and executed United States Treasury Department Form W-9 or other applicable form.

8. Expenses. The Selling Unitholder agrees, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all costs, expenses, fees and taxes incident to and in connection with (a) the preparation, printing and filing under the Securities Act of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendments or supplements thereto; (b) the distribution of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendments or supplements thereto, or any document incorporated by reference therein, all as provided in this Agreement; (c) the production and distribution of this Agreement, any supplemental agreement with the Underwriters, and any other related documents in connection with the offering, purchase, sale and delivery of the Units; (d) any required filing with and review by the National Association of Securities Dealers, Inc. (the “NASD”) of the terms of sale of the Units (including related fees and expenses of counsel to the Underwriters); (e) the listing of the Units on the New York Stock Exchange; (f) the qualification of the Units under the securities or Blue Sky laws; (g) the cost of printing any certificates representing the Units; (h) the costs and charges of any transfer agent or registrar; and (h) the performance of the obligations of the General Partner and the Partnership under this Agreement; provided that, except as provided in this Section 8 and in Section 12 hereof, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Units which it may sell and the expenses of advertising any offering of the Units made by the Underwriters and the Selling Unitholder shall pay the fees and expenses of its counsel, and any transfer taxes payable in connection with its sale of Units to the Underwriters.

9. Conditions of Underwriters’ Obligations. The obligations of the Underwriters hereunder are subject to the accuracy, when made and on the Delivery Date, of the representations and warranties of the General Partner, the Partnership and the Selling Unitholder contained herein, to the performance by the General Partner, the Partnership and the Selling Unitholder of their respective obligations hereunder, to the accuracy of the statements of the

Magellan Parties, the Selling Unitholder and the officers of the General Partner and the Selling Unitholder made in any certificates delivered pursuant hereto, and to each of the following additional terms and conditions:

(a) The Prospectus shall have been timely filed with the Commission in accordance with Section 6(a)(i) hereof; the Partnership shall have complied with all filing requirements applicable to any Issuer Free Writing Prospectus used or referred to after the date hereof; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus or any part thereof shall have been issued and no proceeding or examination for such purpose shall have been initiated or threatened by the Commission; any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with; and the Commission shall not have notified the Partnership of any objection to the use of the form of the Registration Statement.

(b) The Underwriters shall not have discovered and disclosed to the Partnership on or prior to such Delivery Date that the Registration Statement, as of the Effective Date, the Prospectus, as of its date or on the applicable Delivery Date, or the Pricing Disclosure Package, as of the Applicable Time, in each case including any amendment or supplement thereto, contains an untrue statement of a fact that, in the reasonable opinion of Andrews Kurth LLP, counsel to the Underwriters, is material or omits to state a fact that, in the reasonable opinion of such counsel, is material and (i) solely in the case of the Registration Statement is required to be stated therein or (ii) is necessary to make the statements therein not misleading (in the case of the Prospectus or the Pricing Disclosure Package, in the light of the circumstances under which such statements were made).

(c) All corporate, partnership and limited liability company proceedings and other legal matters incident to the authorization, execution and delivery of this Agreement, the Units, the authorization, execution and filing of the Registration Statement, the Prospectus and any Issuer Free Writing Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Partnership shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d) Vinson & Elkins L.L.P. shall have furnished to the Underwriters its written opinion, as counsel to the General Partner and the Partnership, addressed to the Underwriters and dated the Delivery Date, in form and substance reasonably satisfactory to the Underwriters, substantially in the form attached hereto as Exhibit A.

(e) Lonny Townsend, Esq., shall have furnished to the Underwriters his written opinion, as General Counsel of the General Partner, addressed to the Underwriters and dated the Delivery Date, in form and substance reasonably satisfactory to the Underwriters, substantially to the effect set forth in Exhibit B hereto.

(f) Vinson & Elkins L.L.P. shall have furnished to the Underwriters its written opinion, as counsel to the Selling Unitholder, addressed to the Underwriters and dated the Delivery Date, in form and substance reasonably satisfactory to the Underwriters, substantially in the form attached hereto as Exhibit C.

(g) The Underwriters shall have received from Andrews Kurth LLP, counsel for the Underwriters, such opinion or opinions, dated the Delivery Date, with respect to the sale of the Units and other related matters as the Underwriters may reasonably require, and the Partnership shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(h) At the time of execution of this Agreement, the Underwriters shall have received from Ernst & Young LLP a letter (the “initial letter”), in form and substance satisfactory to the Underwriters, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable rules and requirements adopted by the Commission and the PCAOB, and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Pricing Disclosure Package and the Prospectus, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(i) The Underwriters shall have received from Ernst & Young LLP a letter (the “bring-down letter”), in form and substance satisfactory to the Underwriters, addressed to the Underwriters and dated the Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable rules and requirements adopted by the Commission and the PCAOB, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

(j) The General Partner, on behalf of itself and the Partnership, shall have furnished to the Underwriters a certificate, dated the Delivery Date, of the Chief Financial Officer and a Vice President of the General Partner stating that:

(i) The representations, warranties and agreements of the General Partner and the Partnership in this Agreement are true and correct on and as of the Delivery Date, and the General Partner and the Partnership have complied with all their respective agreements contained herein and satisfied all the conditions on their respective parts to be performed or satisfied hereunder at or prior to the Delivery Date;

(ii) No stop order suspending the effectiveness of the Registration Statement has been issued; and no proceedings or examination for that purpose have been instituted or, to the knowledge of such officers, threatened;

(iii) They have carefully examined the Registration Statement, the Prospectus and the Pricing Disclosure Package, and, in their opinion, (A) (1) the Registration Statement, as of the Effective Date, (2) the Prospectus, as of its date and on such Delivery Date, and (3) the Pricing Disclosure Package, as of the Applicable Time, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact (i) solely in the case of the Registration Statement required to be stated therein or (ii) necessary to make the statements therein not misleading (in the case of the Prospectus or the Pricing Disclosure Package, in the light of the circumstances under which such statements were made), except, in the case of the Pricing Disclosure Package, that the price of the Units and disclosures directly relating thereto are included in the Prospectus, and (B) since the Effective Date, no event has occurred that should have been set forth in a supplement or amendment to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus that has not been so set forth;

(iv) The Commission has not notified the Partnership of any objection to the use of the form of the Registration Statement or any post-effective amendment thereto;

(v) Since the date of the most recent financial statements included or incorporated by reference in the Prospectus, there has been no material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Magellan Entities, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus; and

(vi) Since the Effective Date, no event has occurred that is required under the Rules and Regulations or the Securities Act to be set forth in a supplement or amendment to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus that has not been so set forth.

(k) The Selling Unitholder shall have furnished to the Underwriters on the Delivery Date a certificate, dated the Delivery Date, signed by, or on behalf of, the Selling Unitholder stating that the representations, warranties and agreements of the Selling Unitholder contained herein are true and correct on and as of the Delivery Date and that the Selling Unitholder has complied with all its agreements contained herein and has satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Delivery Date.

(l) If any event shall have occurred on or prior to the Delivery Date that requires the Partnership under Section 6(a)(iv) to prepare an amendment or supplement to the Prospectus, such amendment or supplement shall have been prepared, the Underwriters shall have been given a reasonable opportunity to comment thereon as provided in Section 6(a)(vi) hereof, and copies thereof shall have been delivered to the Underwriters reasonably in advance of the Delivery Date.

(m) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Delivery Date, prevent the sale of the Units; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Delivery Date which would prevent sale of the Units.

(n) Except as described in the Pricing Disclosure Package (i) neither the Partnership nor any of its subsidiaries shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the Pricing Disclosure Package, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) since such date there shall not have been any change in the equity or long-term debt of the Partnership or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, unitholders’ equity, properties, management, business or prospects of the Partnership and its subsidiaries taken as a whole, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Underwriters, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Units on the terms and in the manner contemplated in the Prospectus.

(o) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Partnership’s debt securities by any “nationally recognized statistical rating organization” (as that term is defined for purposes of Rule 436(g)(2) of the Rules and Regulations), and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Partnership’s debt securities.

(p) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the NASDAQ Stock Market or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Partnership on any exchange or in the over-the-counter market, shall have been suspended or materially limited, the settlement of such trading generally shall have been materially disrupted, or minimum prices shall have been established on any such exchange or market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), as to make it, in the judgment of the Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Units on the terms and in the manner contemplated in the Prospectus.

(q) The New York Stock Exchange shall have approved the Units for listing.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to the Underwriters and counsel for the Underwriters.

10. Indemnification and Contribution.

(a) Each of the Magellan Parties, jointly and severally, shall indemnify and hold harmless each Underwriter, its directors, officers and employees and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Units), to which any Underwriter or such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) the Registration Statement, any Preliminary Prospectus, the Prospectus or the Pricing Disclosure Package or in any amendment or supplement thereto, (B) any Issuer Free Writing Prospectus or in any amendment or supplement thereto, or (C) any Permitted Issuer Information used or referred to in any “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) used or referred to by any Underwriter, (ii) the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Prospectus, the Pricing Disclosure Package, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information any material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any act or failure to act or any alleged act or failure to act by the Underwriters in connection with, or relating in any manner to, the Units or the offering contemplated hereby, and that is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Magellan Parties shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by the Underwriters through its gross negligence or willful misconduct), and shall reimburse each Underwriter and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Underwriters or such director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Magellan Parties shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any

Preliminary Prospectus, the Prospectus, the Pricing Disclosure Package, any Issuer Free Writing Prospectus or in any such amendment or supplement thereto or in any Permitted Issuer Information in reliance upon and in conformity with written information furnished to the General Partner or the Partnership by or on behalf of the Underwriters specifically for inclusion therein, which information consists solely of the information specified in Section 10(f). The foregoing indemnity agreement is in addition to any liability which the Magellan Parties may otherwise have to the Underwriters or to any director, officer, employee or controlling person of the Underwriters.

(b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the General Partner, the Partnership, the Selling Unitholder, their directors, officers and employees and each person, if any, who controls the General Partner, the Partnership or the Selling Unitholder within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Magellan Parties, the Selling Unitholder or any such controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto any material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to written information relating to the Underwriters furnished to the Partnership by or on behalf of the Underwriters specifically for inclusion therein, which information is limited to the information set forth in Section 10(f). The foregoing indemnity agreement is in addition to any liability that the Underwriters may otherwise have to the General Partner, the Partnership, the Selling Unitholder or any such director, officer, employee or controlling person.

(c) The Selling Unitholder shall indemnify and hold harmless each Underwriter, its directors, officers and employees, and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Units), to which such Underwriter, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) any breach of any representation or warranty of the Selling Unitholder in this Agreement or any certificate or other agreement delivered pursuant hereto or contemplated hereby or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Pricing Disclosure Package, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, or any “free writing prospectus” (as defined in Rule 405), prepared by or on behalf of the Selling Unitholder or used or referred to by the Selling Unitholder in connection with the offering of the Units in violation of Section 7(b) (a “Selling Unitholder Free Writing

Prospectus”), the omission or the alleged omission to state in any Preliminary Prospectus, Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, or any Selling Unitholder Free Writing Prospectus, any material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Registration Statement) or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in the case of any Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus or any Issuer Free or Unitholder Writing Prospectus), in the case of clause (ii) of this Section 10(c) to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon written information furnished to the Magellan Parties or the Underwriters by the Selling Unitholder directly or through the Selling Unitholder’s representatives specifically for inclusion therein; and shall reimburse each Underwriter, its directors, officers and employees and each such controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Underwriter, its directors, officers and employees or controlling persons in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The liability of the Selling Unitholder under the indemnity agreement contained in this paragraph shall be limited to an amount equal to the total net proceeds from the offering of the Units purchased under the Agreement received by the Selling Unitholder. The foregoing indemnity agreement is in addition to any liability that the Selling Unitholder may otherwise have to the Underwriters or any officer, employee or controlling person of the Underwriters.

(d) Promptly after receipt by an indemnified party under this Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under this Section 10 except to the extent it has been materially prejudiced by such failure; and provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 10. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of the indemnifying party’s election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party, the other indemnified parties and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought under this Section 10 if (i) the indemnifying party and the indemnified party shall have so mutually agreed; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party and its directors, officers, employees and controlling persons shall have reasonably concluded that there may be legal defenses available to them that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnified parties or their respective directors, officers, employees or controlling persons, on the one hand, and the indemnifying party, on the other hand, and representation of both sets of parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the indemnifying party. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any findings of fact or admissions of fault or culpability as to the indemnified party, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

(e) If the indemnification provided for in this Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party for any reason, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Magellan Parties and the Selling Unitholder, on the one hand, and the Underwriters, on the other, from the offering of the Units or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Magellan Parties and the Selling Unitholder, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Magellan Parties and the Selling Unitholder, on the one hand, and the Underwriters, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Units purchased under this Agreement (before deducting expenses) received by the Selling Unitholder (as set forth in the table on the cover page of the Prospectus) bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Units purchased under this Agreement (as set forth in the table on the cover page of the Prospectus). The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the General Partner, the Partnership, the Selling Unitholders or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Magellan Parties, the Selling Unitholder and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 10(e) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10(e) shall be deemed to include, for purposes of this Section 10(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(e), the Underwriters shall not be required to contribute any amount in excess of the amount by which the net proceeds from the sale of the Units exceeds the amount of any damages that the Underwriters has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(f) The Underwriters confirm and the Magellan Parties and the Selling Unitholder acknowledge and agree that the statements regarding delivery of the Units by the Underwriters set forth on the cover page of, and the concession and reallowance figures and the paragraph relating to stabilization by the Underwriters appearing under the caption “Underwriting” in, the Prospectus are correct and constitute the only information concerning the Underwriters furnished in writing to the Magellan Parties by or on behalf of the Underwriters specifically for inclusion in the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto.

11. Default by an Underwriter. If either of the Underwriters shall fail to purchase and pay for any of the Units agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriter shall be obligated severally to take up and pay for the Units which the defaulting Underwriter agreed but failed to purchase; provided, however, that in the event that the aggregate number of Units which the defaulting Underwriter agreed but failed to purchase shall exceed 10% of the aggregate number of Units set forth in Schedule A hereto, the remaining Underwriter shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Units, and if such nondefaulting Underwriter does not purchase all the Units, this Agreement will terminate without liability to the nondefaulting Underwriter or the Magellan Parties or Selling Unitholder. In the event of a default by any Underwriter as set forth in this Section 11, the Delivery Date shall be postponed for such period, not exceeding five (5) Business Days, as the nondefaulting Underwriter shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Magellan Parties or the Selling Unitholder and any nondefaulting Underwriter for damages occasioned by its default hereunder.

12. Termination. The obligations of the Underwriters hereunder may be terminated by the Underwriters by notice given to and received by the Partnership and the Selling Unitholder prior to delivery of and payment for the Units if, prior to that time, any of the events described in Sections 9(n), (o) or (p) hereof shall have occurred or if the Underwriters shall decline to purchase the Units for any reason permitted under this Agreement.

13. Reimbursement of Underwriters’ Expenses. If the sale of the Units provided for herein is not consummated for any reason or the Underwriters shall decline to purchase the Units for any reason permitted under this Agreement, the Selling Unitholder will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Units, and upon demand the Selling Unitholder shall pay the full amount thereof to the Underwriters.

14. Research Analyst Independence. The Magellan Parties acknowledge that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that the Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Partnership and/or the offering that differ from the views of their respective investment banking divisions. The Magellan Parties and the Selling Unitholder hereby waive and release, to the fullest extent permitted by law, any claims that the Magellan Parties or the Selling Unitholder may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Partnership or the Selling Unitholder by the Underwriters’ investment banking divisions. The Magellan Parties and the Selling Unitholder acknowledge that each Underwriter is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the Partnership and its subsidiaries.

15. No Fiduciary Obligation. The Partnership and the Selling Unitholder acknowledge and agree that in connection with this offering, the sale of the Units or any other services the Underwriters may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriters: (i) no fiduciary or agency relationship between the Magellan Parties, the Selling Unitholder or any other person, on the one hand, and the Underwriters, on the other, exists; (ii) the Underwriters are not acting as advisor, expert or otherwise, to the Magellan Parties or the Selling Unitholder, including, without limitation, with respect to the determination of the public offering price of the Units, and such relationship between the Magellan Parties and the Selling Unitholder, on the one hand, and the Underwriters, on the other, is entirely and solely commercial, based on arms-length negotiations; (iii) any duties and obligations that the Underwriters may have to the Magellan Parties or the Selling Unitholder shall be limited to those duties and obligations specifically stated herein; and

(iv) the Underwriters and their affiliates may have interests that differ from those of the Magellan Parties. The Magellan Parties and the Selling Unitholder hereby waive any claims that the they may have against the Underwriters with respect to any breach of fiduciary duty in connection with this offering.

16. Notices, Etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a) if to the Underwriters, shall be delivered or sent by mail or facsimile transmission to (i) Lehman Brothers Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Syndicate Registration (Fax: (646) 834-8133), with a copy, in the case of any notice pursuant to Section 10(d) hereof, to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 399 Park Avenue, 10th Floor, New York, New York 10022 (Fax: (212) 520-0421) and (ii) Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036, Attention: Corporate Finance Execution, Fax: (212) 761-0260;

(b) if to the General Partner and the Partnership, shall be delivered or sent by mail or facsimile transmission to the address set forth in the Registration Statement, Attention: General Counsel (Fax: (918) 574-7039); and

(c) if to the Selling Unitholder, shall be delivered or sent by mail or facsimile transmission to One Williams Center, MD 28-1, Tulsa, Oklahoma 74172, Attention: General Counsel (Fax: (918) 574-7039).

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

17. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the General Partner, the Partnership, the Selling Unitholder and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the General Partner, the Partnership and the Selling Unitholder contained in this Agreement shall also be deemed to be for the benefit of the directors, officers and employees of the Underwriters and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 10(b) hereof shall also be deemed to be for the benefit of the Selling Unitholder, the directors of the General Partner, the officers of the General Partner who signed the Registration Statement and each person, if any, who controls the General Partner, the Partnership or the Selling Unitholder within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 16, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

18. Survival. The respective indemnities, representations, warranties and agreements of the General Partner, the Partnership, the Selling Unitholder and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement or any certificate delivered pursuant hereto, shall survive the delivery of and payment for the Units and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or investigation made by or on behalf of any of them or any person controlling any of them.

19. Definition of the Terms “Business Day” and “Subsidiary”. For purposes of this Agreement, (a) “business day” means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) “subsidiary” has the meaning set forth in Rule 405 of the Rules and Regulations.

20. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

21. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

22. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

23. Jurisdiction; Venue. The parties hereby consent to (i) nonexclusive jurisdiction in the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, (ii) nonexclusive personal service with respect thereto, and (iii) personal jurisdiction, service and venue in any court in which any claim arising out of or in any way relating to this Agreement is brought by any third party against the Underwriters or any indemnified party. Each of the parties (on its behalf and, to the extent permitted by applicable law, on behalf of its limited partners and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The parties agree that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the parties and may be enforced in any other courts to the jurisdiction of which the parties is or may be subject, by suit upon such judgment.

24. Amendments. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

[Signature Pages to Follow.]

If the foregoing correctly sets forth the agreement among the General Partner, the Partnership, the Selling Unitholder and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

“General Partner”

MAGELLAN MIDSTREAM HOLDINGS GP, LLC

By:	/s/ John D. Chandler
John D. Chandler
Chief Financial Officer and Treasurer

“Partnership”

MAGELLAN MIDSTREAM HOLDINGS, L.P.

	By:	Magellan Midstream Holdings GP, LLC, its general partner

	By:	/s/ John D. Chandler
John D. Chandler
Chief Financial Officer and Treasurer

Signature Page to Underwriting Agreement

“Selling Unitholder”

MGG MIDSTREAM HOLDINGS, L.P.

By:	MGG Midstream Holdings GP, LLC, its general partner

By:	/s/ John D. Chandler
John D. Chandler
Vice President, Treasurer and Chief Financial Officer

Signature Page to Underwriting Agreement

Accepted:

LEHMAN BROTHERS INC.

By:	/s/ Arlene Salmonson
	Name:	Arlene Salmonson
	Title:	Vice President

MORGAN STANLEY & CO. INCORPORATED

By:	/s/ Peter Bowden
	Name:	Peter Bowden
	Title:	Vice President

Signature Page to Underwriting Agreement

SCHEDULE A

Underwriters	Number of Common Units to be Purchased from Selling Unitholder
Lehman Brothers Inc.	4,250,000
Morgan Stanley & Co. Incorporated	4,250,000
TOTAL:	8,500,000

Schedule A – Page 1

SCHEDULE 1

Pricing Information Communicated Orally to Investors and

Forming Part of the Pricing Disclosure Package

Number of Units: 8,500,000

Schedule 1 – Page 1

SCHEDULE 2

Jurisdictions

Entity	Jurisdiction of Formation	Jurisdictions of Foreign Qualification
MGG Midstream Holdings GP, LLC	Delaware	Delaware, Oklahoma

MGG Midstream Holdings, L.P.	Delaware	Delaware, Oklahoma

Magellan Midstream Holdings GP, LLC	Delaware	Alabama, Arkansas, Colorado, Connecticut, Delaware, Georgia, Illinois, Iowa, Kansas, Louisiana, Minnesota, Missouri, Nebraska, North Carolina, North Dakota, Oklahoma, South Carolina, South Dakota, Tennessee, Texas, Virginia, Wisconsin

Magellan Midstream Holdings, L.P.	Delaware	Delaware, Oklahoma

Magellan GP, LLC	Delaware	Arkansas, Delaware, Illinois, Iowa, Kansas, Minnesota, Missouri, Nebraska, North Carolina, North Dakota, Oklahoma, South Dakota, Texas, Wisconsin

Magellan IDR, L.P.	Delaware	Delaware, Oklahoma

Magellan IDR LP, LLC	Delaware	Delaware, Oklahoma

Magellan Midstream Partners, L.P.	Delaware	Alabama, Arkansas, Colorado, Connecticut, Delaware, Georgia, Illinois, Iowa, Kansas, Louisiana, Minnesota, Missouri, Nebraska, North Carolina, North Dakota, Oklahoma, South Carolina, South Dakota, Tennessee, Texas, Virginia, Wisconsin

Schedule 2 – Page 1

Magellan Pipeline GP, LLC	Delaware	Arkansas, Delaware, Illinois, North Dakota, Oklahoma, South Dakota, Texas, Wisconsin

Magellan Pipeline Company, L.P.	Delaware	Arkansas, Colorado, Delaware, Illinois, Iowa, Kansas, Minnesota, Missouri, Nebraska, North Dakota, Oklahoma, South Dakota, Texas, Wisconsin

Magellan Operating GP, LLC	Delaware	Alabama, Arkansas, Connecticut, Delaware, Georgia, Illinois, Iowa, Kansas, Louisiana, Minnesota, Missouri, Nebraska, North Carolina, North Dakota, Oklahoma, South Carolina, Tennessee, Texas, Virginia

Magellan OLP, L.P.	Delaware	Alabama, Arkansas, Connecticut, Delaware, Georgia, Illinois, Iowa, Kansas, Louisiana, Minnesota, Missouri, Nebraska, North Carolina, North Dakota, Oklahoma, South Carolina, Tennessee, Texas, Virginia

Magellan NGL, LLC	Delaware	Alabama, Arkansas, Connecticut, Delaware, Georgia, Illinois, Iowa, Kansas, Louisiana, Minnesota, Missouri, Nebraska, North Carolina, North Dakota, Oklahoma, South Carolina, South Dakota, Tennessee, Texas, Virginia, Wisconsin

Magellan Terminals Holdings, L.P.	Delaware	Alabama, Arkansas, Connecticut, Delaware, Georgia, Louisiana, Missouri, North Carolina, Oklahoma, South Carolina, Tennessee, Texas, Virginia

Schedule 2 – Page 2

Magellan Asset Services, L.P.	Delaware	Arkansas, Colorado, Delaware, Illinois, Iowa, Kansas, Minnesota, Missouri, Nebraska, North Dakota, Oklahoma, South Dakota, Texas, Wisconsin

Magellan Ammonia Pipeline, L.P.	Delaware	Iowa, Kansas, Minnesota, Nebraska, Oklahoma and Texas

Magellan Pipelines Holdings, L.P.	Delaware	Kansas and Oklahoma

Magellan Pipeline Terminals, L.P.	Delaware	Colorado, Kansas, Minnesota, Oklahoma and Texas

Schedule 2 – Page 3

SCHEDULE 3

Subsidiaries

Subsidiary	Jurisdiction of Formation
Magellan GP, LLC	Delaware
Magellan IDR, L.P.	Delaware
Magellan IDR LP, LLC	Delaware
Magellan Midstream Partners, L.P.	Delaware
Magellan Pipeline GP, LLC	Delaware
Magellan Pipeline Company, L.P.	Delaware
Magellan Operating GP, LLC	Delaware
Magellan OLP, L.P.	Delaware
Magellan NGL, LLC	Delaware
Magellan Terminals Holdings, L.P.	Delaware
Magellan Asset Services, L.P.	Delaware
Magellan Ammonia Pipeline, L.P.	Delaware
Magellan Pipelines Holdings, L.P.	Delaware
Magellan Pipeline Terminals, L.P.	Delaware
Osage Pipe Line Company, LLC	Delaware

Schedule 3 – Page 1

SCHEDULE 4

Lockup Agreements

Magellan Midstream Holdings, L.P. (pursuant to Underwriting Agreement)

Magellan Midstream Holdings GP, LLC (pursuant to Underwriting Agreement)

Executive Officers and Directors:

Don W. Wellendorf

John D. Chandler

Lonny E. Townsend

Patrick C. Eilers

Thomas S. Souleles

Thomas T. Macejko, Jr.

MGG Midstream Holdings, L.P.

Schedule 4 – Page 1

ANNEX I

FORM OF LOCKUP AGREEMENT

LEHMAN BROTHERS INC.

745 Seventh Avenue

New York, New York 10019

MORGAN STANLEY & CO. INCORPORATED

1585 Broadway

New York, New York 10036

Ladies and Gentlemen:

The undersigned understands that you (the “Underwriters”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) providing for the purchase by the Underwriters of common units representing limited partner interests (the “Units”) of Magellan Midstream Holdings, L.P., a Delaware limited partnership (the “Partnership”), and that the Underwriters propose to reoffer the Units to the public (the “Offering”).

In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Lehman Brothers Inc. the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Units (including, without limitation, Units that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and Units that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for Units, (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of Units, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Units or other securities, in cash or otherwise, (3) make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Units or securities convertible into or exercisable or exchangeable for Units or any other securities of the Partnership or (4) publicly disclose the intention to do any of the foregoing, for a period commencing on the date hereof and ending on the 60th day after the date of the Prospectus relating to the Offering (such 60-day period, the “Lock-Up Period”).

Notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period, the Partnership issues an earnings release or material news or a material event relating to the Partnership occurs or (2) prior to the expiration of the Lock-Up Period, the Partnership announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Lock-Up Letter Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material

Annex I – Page 1

event, unless the Underwriters waive such extension in writing. The undersigned hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Letter Agreement during the period from the date of this Lock-Up Letter Agreement to and including the 34th day following the expiration of the Lock-Up Period, he will give notice thereof to the Partnership and will not consummate such transaction or take any such action unless he has received written confirmation from the Partnership that the Lock-Up Period (as such may have been extended pursuant to this paragraph) has expired.

The foregoing limitations shall not apply to (a) transactions relating to Units or other securities acquired in open market transactions after the completion of the Offering, provided that no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be voluntarily made in connection with subsequent sales of Units or other securities acquired in such open market transactions, (b) transfers of Units or any security convertible into Units as a bona fide gift, or (c) distributions of Units or any security convertible into Units to limited partners or unitholders of the undersigned; provided that in the case of any transfer or distribution pursuant to clause (b) or (c), each donee or distributee shall sign and deliver a lock-up letter substantially in the form of this letter.

In furtherance of the foregoing, the Partnership and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

It is understood that, if the Partnership notifies the Underwriters that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof that survive termination) shall terminate or be terminated prior to payment for and delivery of the Units, the undersigned will be released from his obligations under this Lock-Up Letter Agreement.

The undersigned understands that the Partnership and the Underwriters will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Partnership and the Underwriters.

[Signature page follows]

Annex I – Page 2

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Very truly yours,

By:
Name:
Title:

Dated: September __, 2007

Annex I – Page 3

EXHIBIT A

FORM OF ISSUER’S COUNSEL OPINION

(i) The Selling Unitholder owns 100% of the issued and outstanding membership interests in the General Partner; such membership interests have been duly and validly authorized and issued in accordance with the GP LLC Agreement; and the Selling Unitholder owns such membership interests free and clear of all Liens, in each case, (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Selling Unitholder as debtor is on file with the Secretary of State of the State of Delaware, (B) in respect of which a financing statement under the Uniform Commercial Code of the State of Oklahoma naming the Selling Unitholder as debtor is on file with the Oklahoma UCC Central Filing Office—Oklahoma County Clerk or (C) otherwise known to such counsel, other than those created by or arising under Section 18-607 of the Delaware LLC Act, except, in each case, for the Credit Agreement Liens.

(ii) The General Partner is the sole general partner of the Partnership with 8,834 General Partner Units (as defined in the Partnership Agreement) representing an approximate 0.01% general partner interest in the Partnership; such general partner interest has been duly and validly authorized and issued in accordance with the Partnership Agreement; and the General Partner owns such general partner interest free and clear of all Liens (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file with the Secretary of State of the State of Delaware, (B) in respect of which a financing statement under the Uniform Commercial Code of the State of Oklahoma naming the General Partner as debtor is on file with the Oklahoma UCC Central Filing Office—Oklahoma County Clerk or (C) otherwise known to such counsel, other than those created by or arising under Sections 17 303(a) and 17-607 of the Delaware LP Act.

(iii) The limited partner interests in the Partnership conform in all material respects to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus; the Units and the limited partner interests represented thereby have been duly and validly authorized and issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303(a) and 17-607 of the Delaware LP Act). Except as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, Common Units of or ownership interests in the Partnership are outstanding. The Selling Unitholder owns the Units free and clear of all Liens (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Selling Unitholder as debtor is on file with the Secretary of State of the State of Delaware, (B) in respect of which a financing statement under the Uniform Commercial Code of the State of Oklahoma naming the Selling Unitholder as debtor is on file with the Oklahoma UCC Central Filing Office—Oklahoma County Clerk or (C) otherwise known to such counsel, other than those created by or arising under Sections 17-303(a) and 17-607 of the Delaware LP Act.

Exhibit A – Page 1

(iv) The Partnership is the sole member of MMP GP with a 100% membership interest in MMP GP; such membership interest has been duly and validly authorized and issued in accordance with the MMP GP LLC Agreement and is fully paid (to the extent required under the MMP GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Section 18-607 of the Delaware LLC Act); and the Partnership owns such membership interest free and clear of all Liens, in each case, (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file with the Secretary of State of the State of Delaware, (B) in respect of which a financing statement under the Uniform Commercial Code of the State of Oklahoma naming the Partnership as debtor is on file with the Oklahoma UCC Central Filing Office—Oklahoma County Clerk or (C) otherwise known to such counsel, other than those created by or arising under Section 18-607 of the Delaware LLC Act.

(v) MMP GP is the sole general partner of MMP with a 1.995% general partner interest in MMP; such general partner interest has been duly and validly authorized and issued in accordance with the MMP Partnership Agreement; and MMP GP owns such general partner interest free and clear of all Liens (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming MMP GP as debtor is on file with the Secretary of State of the State of Delaware, (B) in respect of which a financing statement under the Uniform Commercial Code of the State of Oklahoma naming MMP GP as debtor is on file with the Oklahoma UCC Central Filing Office—Oklahoma County Clerk or (C) otherwise known to such counsel, other than those created by or arising under Sections 17-303(a) and 17-607 of the Delaware LP Act.

(vi) MMP GP owns 100% of the issued and outstanding membership interests in IDR LLC; such membership interests have been duly and validly authorized and issued in accordance with the IDR LLC Agreement; and MMP GP owns such membership interests free and clear of all Liens, (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming MMP GP is on file with the Secretary of State of the State of Delaware, (B) in respect of which a financing statement under the Uniform Commercial Code of the State of Oklahoma naming MMP GP as debtor is on file with the Oklahoma UCC Central Filing Office—Oklahoma County Clerk or (C) otherwise known to such counsel, other than those created by or arising under Section 18-607 of the Delaware LLC Act.

(vii) MMP GP is the sole general partner of IDR LP with a 0.001% general partner interest in IDR LP; such general partner interest has been duly and validly authorized and issued in accordance with the IDR LP Partnership Agreement; and MMP GP owns such general partner interest free and clear of all Liens (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming MMP GP is on file with the Secretary of State of the State of Delaware, (B) in respect of which a financing statement under the Uniform Commercial Code of the State

Exhibit A – Page 2

of Oklahoma naming MMP GP as debtor is on file with the Oklahoma UCC Central Filing Office—Oklahoma County Clerk or (C) otherwise known to such counsel, other than those created by or arising under Sections 17-303(a) and 17-607 of the Delaware LP Act.

(viii) IDR LLC is the sole limited partner of IDR LP with a 99.999% limited partner interest in IDR LP; such limited partner interest has been duly and validly authorized and issued in accordance with the IDR LP Partnership Agreement and is fully paid (to the extent required under the IDR LP Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303(a) and 17-607 of the Delaware LP Act; and IDR LLC owns such limited partner interest free and clear of all Liens, (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming IDR LLC as debtor is on file with the Secretary of State of the State of Delaware, (B) in respect of which a financing statement under the Uniform Commercial Code of the State of Oklahoma naming MMP GP as debtor is on file with the Oklahoma UCC Central Filing Office—Oklahoma County Clerk or (C) otherwise known to such counsel, other than those created by or arising under Sections 17-303(a) and 17-607 of the Delaware LP Act.

(ix) The Incentive Distribution Rights (as defined in the Partnership Agreement) and the limited partner interests represented thereby have been duly and validly authorized and issued in accordance with the MMP Partnership Agreement, and are fully paid (to the extent required under the MMP Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303(a) and 17 607 of the Delaware LP Act); and IDR LP owns all of the Incentive Distribution Rights free and clear of all Liens (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming IDR LP as debtor is on file with the Secretary of State of the State of Delaware, (B) in respect of which a financing statement under the Uniform Commercial Code of the State of Oklahoma naming IDR LP as debtor is on file with the Oklahoma UCC Central Filing Office—Oklahoma County Clerk or (C) otherwise known to such counsel, other than those created by or arising under Sections 17-303(a) and 17-607 of the Delaware LP Act.

(x) MMP is the sole member of a 100% membership interest in OLP GP; such membership interest has been duly and validly authorized and issued in accordance with the OLP GP LLC Agreement; and MMP owns such membership interest free and clear of all Liens (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming MMP as debtor is on file with the Secretary of State of the State of Delaware, (B) in respect of which a financing statement under the Uniform Commercial Code of the State of Oklahoma naming MMP as debtor is on file with the Oklahoma UCC Central Filing Office—Oklahoma County Clerk or (C) otherwise known to such counsel, other than those created by or arising under Sections 17-303(a) and 17-607 of the Delaware LP Act.

(xi) OLP GP is the sole general partner of the Operating Partnership with a 0.001% general partner interest in the Operating Partnership; such general partner interest has been duly and validly authorized and issued in accordance with the Operating

Exhibit A – Page 3

Partnership Agreement; and OLP GP owns such general partner interest free and clear of all Liens (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming OLP GP as debtor is on file with the Secretary of State of the State of Delaware, (B) in respect of which a financing statement under the Uniform Commercial Code of the State of Oklahoma naming OLP GP as debtor is on file with the Oklahoma UCC Central Filing Office—Oklahoma County Clerk or (C) otherwise known to such counsel, other than those created by or arising under Sections 17-303(a) and 17-607 of the Delaware LP Act.

(xii) MMP is the sole limited partner of the Operating Partnership with a 99.999% limited partner interest in the Operating Partnership; such limited partner interest has been duly and validly authorized and issued in accordance with the Operating Partnership Agreement and is fully paid (to the extent required under the Operating Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303(a) and 17-607 of the Delaware LP Act); and MMP owns such limited partner interest free and clear of all Liens (A) in respect of which a financing statement under the Uniform Commercial Code naming MMP as debtor is on file with the Secretary of State of the State of Delaware, (B) in respect of which a financing statement under the Uniform Commercial Code of the State of Oklahoma naming MMP as debtor is on file with the Oklahoma UCC Central Filing Office—Oklahoma County Clerk or (C) otherwise known to such counsel, other than those created by or arising under Sections 17-303(a) and 17-607 of the Delaware LP Act.

(xviii)(A) The GP LLC Agreement has been duly authorized, executed and delivered by the Selling Unitholder and is a valid and legally binding agreement of the Selling Unitholder, enforceable against the Selling Unitholder in accordance with its terms; (B) the Partnership Agreement has been duly authorized, executed and delivered by the General Partner and is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms; (C) the MMP GP LLC Agreement has been duly authorized, executed and delivered by the Partnership as the sole member of MMP GP and is a valid and legally binding agreement of the Partnership, enforceable against the Partnership in accordance with its terms; (D) the MMP Partnership Agreement has been duly authorized, executed and delivered by MMP GP and is a valid and legally binding agreement of MMP GP, enforceable against MMP GP in accordance with its terms; provided that, with respect to each such agreement, the enforceability thereof may be limited by (X) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (Y) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

(xix) This Agreement has been duly and validly authorized, executed and delivered by each of the Magellan Parties.

Exhibit A – Page 4

(xx) The Units are duly listed, and admitted and authorized for trading, subject to official notice of issuance and evidence of satisfactory distribution, on the New York Stock Exchange; and the certificates, if any, for the Units are in valid and sufficient form.

(xxi) Except for rights that have been effectively complied with or waived, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or, except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the transfer of, partnership or membership interests or any shares of capital stock of any of the Magellan Entities pursuant to (a) the organizational documents of any such entity, or (b) any agreement or other instrument known to such counsel to which any of the Magellan Entities is a party or by which any of them may be bound.

(xxii) Each of the Magellan Parties has all requisite power and authority to execute and deliver this Agreement and to perform its respective obligations hereunder.

(xxiii) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Securities Act, such as may be required under the blue sky laws under any jurisdiction in connection with the purchase and distribution of the Units by the Underwriters in the manner contemplated in this Agreement and in the Registration Statement, the Pricing Disclosure Package and the Prospectus and such other approvals as have been obtained.

(xxiv) The statements included in the Prospectus under the headings “How We Make Cash Distributions,” “Description of the Common Units,” “Material Provisions of the Partnership Agreement of Magellan Midstream Holdings, L.P.,” “Material Provisions of the Partnership Agreement of Magellan Midstream Partners, L.P.” and “Material Tax Consequences,” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings.

(xxv) There is no contract or other document of a character required to be described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required.

(xxvi) The opinion of such counsel that is filed as Exhibit 8.1 to the Registration Statement is confirmed and the Underwriters may rely upon such opinion as if it were addressed to them.

(xxvii) The Registration Statement has become effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)); and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use has been issued and no proceedings for that purpose have been instituted or threatened.

Exhibit A – Page 5

(xxviii) The Registration Statement and the Prospectus (other than the financial statements and other financial and related statistical information contained therein, as to which such counsel need express no opinion), appear on their face to comply as to form in all material respects with the applicable requirements of the Securities Act and the rules thereunder.

(xxix) None of the Magellan Entities is nor, after giving effect to the offering and sale of the Units and the application of the proceeds thereof as described in the Prospectus, will be an “investment company” as defined in the Investment Company Act of 1940, as amended.

In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Magellan Entities and the independent public accountants of the Magellan Entities and your representatives, at which the contents of the Registration Statement, the Pricing Disclosure Package and the Prospectus and related matters were discussed, and although such counsel has not independently verified, is not passing on, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in, the Registration Statement and the Prospectus (except to the extent specified in the foregoing opinion), no facts have come to such counsel’s attention that have led such counsel to believe that, on the Effective Date, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and on the Delivery Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial and related statistical information contained therein, as to which such counsel need express no opinion). Such counsel shall further state that such counsel has no reason to believe that the documents specified in a schedule to such counsel’s letter, consisting of those included in the Disclosure Package and the price to the public, the number of Units and the underwriting discount on the cover page of the Prospectus, when taken together as a whole, as of the Execution Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

In rendering such opinion, such counsel may (A) rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Magellan Entities and public officials, (B) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, and (C) state that their opinion is limited to federal laws, the Delaware LP Act, the Delaware LLC Act, and the laws of the State of Texas and the State of New York. References to the Prospectus in this paragraph (d) shall also include any supplements thereto at the Delivery Date.

Exhibit A – Page 6

EXHIBIT B

FORM OF GENERAL COUNSEL’S OPINION

(i) The Selling Unitholder, the Partnership and each limited partnership listed on Schedule 2 hereto has been duly formed and is validly existing in good standing as a limited partnership under the Delaware LP Act, has full partnership power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Pricing Disclosure Package and the Prospectus, and is duly registered or qualified to do business as a foreign limited partnership and is in good standing under the laws of each jurisdiction set forth opposite its name on Schedule 2 hereto, and, to such counsel’s knowledge, such jurisdictions constitute all of the jurisdictions, with respect to each of such partnerships, in which its ownership or lease of property or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify would not, individually or in the aggregate, (i) have a Material Adverse Effect or (ii) subject the limited partners of the Partnership to any material liability or disability.

(ii) Each of the General Partner and each of the other limited liability companies listed on Schedule 2 hereto has been duly formed and is validly existing in good standing as a limited liability company under the Delaware LLC Act, has full limited liability company power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Disclosure Package and the Prospectus, and, in the case of the General Partner and MMP GP, to act as the general partner of the Partnership and MMP, respectively. Each of the General Partner and the other limited liability companies listed on Schedule 2 hereto is duly registered or qualified to do business as a foreign limited liability company and is in good standing in each jurisdiction set forth opposite its name on Schedule 2 hereto, and, to such counsel’s knowledge, such jurisdictions constitute all of the jurisdictions, with respect to each of the General Partner and such limited liability companies, in which its ownership or lease of property or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify would not, individually or in the aggregate, (i) have a Material Adverse Effect, or (ii) subject the limited partners of the Partnership to any material liability or disability.

(iii) Neither (i) the filing of the Registration Statement or (ii) the offering, issuance or sale of the Units as contemplated by this Agreement and the Partnership Agreement, gives rise to any rights for or relating to the registration of any Common Units or other securities of the Partnership or any of the other Magellan Entities, other than as have been complied with or waived.

(iv) All partnership or limited liability company action, as the case may be, required to be taken by the Magellan Parties or any of their security holders, partners or members for (i) the due and proper authorization, execution and delivery of this Agreement, and (ii) the consummation of the transactions contemplated by this Agreement, has been duly and validly taken.

Exhibit B – Page 1

(v) None of the offering and sale of the Units, the execution, delivery and performance of this Agreement by the Magellan Parties or the consummation of any other of the transactions contemplated by this Agreement nor the fulfillment of the terms hereof, will conflict with, result in a breach or a violation of, or imposition of any Lien upon any property or assets of the Magellan Entities pursuant to, (A) the certificate of limited partnership or agreement of limited partnership, certificate of formation or limited liability company agreement or other organizational documents of any of the Magellan Entities, (B) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which any of the Magellan Entities is a party or bound or to which any of their property is subject, or (C) any statute, law, rule, regulation, judgment, order or decree applicable to any of the Magellan Entities of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over any of the Magellan Entities or any of their properties; except, in the case of clauses (B) or (C) above, for such conflicts, violations, defaults or Liens which could, individually or in the aggregate, have a Material Adverse Effect or could materially impair the ability of the Magellan Entities to perform their obligations under this Agreement.

(vi) No consent of or with any federal, Delaware or Oklahoma court, governmental agency or body having jurisdiction over the Magellan Entities, or any of their respective properties is required in connection with (A) the execution, delivery and performance of this Agreement or (B) the consummation of the transactions contemplated by this Agreement except (i) for such consents that have been obtained or made or (ii) for such consents which, if not obtained, would not, individually or in the aggregate, have a Material Adverse Effect.

(vii) There is no pending or, to the knowledge of such counsel, threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any of the Magellan Entities or any of their respective properties of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Registration Statement and the Prospectus.

(viii) The Partnership’s authorized equity capitalization is as set forth in the Pricing Disclosure Package and the Prospectus.

In rendering such opinion, such counsel may (A) rely as to matters of fact on information obtained from public officials, (B) assume that all documents submitted to him as originals are authentic, that all copies submitted to him conform to the originals thereof, and that the signatures on all documents examined by him are genuine, and (C) state that his opinion is limited to federal laws, the Delaware LP Act, the Delaware LLC Act, the DGCL and the laws of the State of Oklahoma. References to the Prospectus in this paragraph (c) shall also include any supplements thereto at the Delivery Date.

Exhibit B – Page 2

EXHIBIT C

FORM OF SELLING UNITHOLDER’S COUNSEL OPINION

1. The Selling Unitholder has all requisite right, power and authority to execute and deliver the Underwriting Agreement and to perform its obligations thereunder. The Selling Unitholder has all requisite power and authority to sell and deliver the Units in accordance with and upon the terms and conditions set forth in the Underwriting Agreement, the Registration Statement and the Prospectus. All action required to be taken by the Selling Unitholder or any of its partners for (i) the due and proper authorization, execution and delivery of the Underwriting Agreement, (ii) the sale and delivery of the Units and (iii) the consummation of the transactions contemplated by the Underwriting Agreement has been duly and validly taken.

2. None of (i) the offering and sale by the Selling Unitholder of the Units, (ii) the execution, delivery and performance of the Underwriting Agreement by the Selling Unitholder, or (iii) the consummation by the Selling Unitholder of the transactions contemplated by the Underwriting Agreement (A) constitutes or will constitute a violation of the certificate of limited partnership or partnership agreement or other organizational or governing documents of the Selling Unitholder, (B) results or will result in any violation of the Delaware LP Act, the laws of the State of Texas or the applicable laws of the United States of America, (C) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default (or an event that, with notice or lapse of time or both, would constitute such a default) under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which the Selling Unitholder is a party or by which it or any of its properties may be bound, (D) will result, to the knowledge of such counsel, in any violation of any judgment, order, decree, injunction, rule or regulation of any court, arbitrator or governmental agency or body having jurisdiction over the Selling Unitholder or any of its assets or properties, which in my experience is generally applicable to transactions of the type described in the Underwriting Agreement, or (E) results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Selling Unitholder; which violations, in the case of clauses (B), (C), (D) or (E) would, individually or in the aggregate, materially impair the ability of the Selling Unitholder to perform its obligations under the Underwriting Agreement; provided, however, that for purposes of this paragraph, such counsel expresses no opinion with respect to federal or state securities laws or other antifraud laws.

3. No Governmental Approval, which has not been obtained or taken and is not in full force and effect, is required in connection with (i) the offering and sale by the Selling Unitholder of the Units, (ii) the execution, delivery and performance of the Underwriting Agreement by the Selling Unitholder or (iii) the consummation of the transactions contemplated by the Underwriting Agreement, except for such consents required under state securities or “Blue Sky” laws, as to which such counsel expresses no opinion. As used in this paragraph, “Governmental Approval” means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any executive, legislative, judicial, administrative or regulatory body of the State of Texas, the State of Delaware or the United States of America, pursuant to applicable laws of the State of Texas, the State of Delaware or applicable laws of the United States of America.

Exhibit C – Page 1

4. The Underwriting Agreement has been duly authorized and validly executed and delivered by the Selling Unitholder.

5. Immediately prior to the Delivery Date, the Selling Unitholder was the sole registered owner of the Units, free and clear of all liens, encumbrances, equities or claims, and full right, power and authority to sell, assign, transfer and deliver the Units under the Agreement.

6. Upon delivery of the Units and payment therefor pursuant hereto, good and valid title to the Units, free and clear of all liens, encumbrances, equities or claims, will pass to the Underwriters.

Such counsel shall also have furnished to the Underwriters a written statement, addressed to the Underwriters and dated the Delivery Date, in form and substance satisfactory to the Underwriters, to the effect that (x) such counsel has acted as counsel to the Selling Unitholder in connection with the preparation of the Registration Statement and the sale of the Units and (y) based on the foregoing, nothing has come to the attention of such counsel that causes it to believe that:

(a) the Registration Statement, as of the latest Effective Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading;

(b) the Prospectus, as of its date and as of the Delivery Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; or

(c) the Pricing Disclosure Package, together with the Issuer Free Writing Prospectuses set forth on a schedule to such opinion acceptable to counsel to the Underwriters, as of the Applicable Time, and except that the price of the Units and disclosures directly relating thereto are included on the cover page of the Prospectus, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that in each case such counsel need express no opinion with respect to the financial statements or other financial data contained or incorporated by reference in or omitted from the Registration Statement, the Prospectus or the Pricing Disclosure Package. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or the Pricing Disclosure Package.

In rendering such opinion, such counsel may (A) rely on certificates of officers and representatives of the Magellan Entities and upon information obtained from public officials, (B) assume that all documents submitted to him as originals are authentic, that all copies submitted to him conform to the originals thereof, and that the signatures on all documents examined by him are genuine, (C) state that his opinion is limited to federal laws, the Delaware LP Act and the laws of the State of Texas. In addition, such counsel’s opinion may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or the Pricing Disclosure Package.

Exhibit C – Page 2